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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-58511, 333-42413, 333-68607, and 333-94347 of Tektronix, Inc. on Forms S-8 of
our report dated June 16, 2000, appearing in this Annual Report on Form 11-K of the Tektronix 401(k) Plan for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP

Portland, Oregon
June 19, 2000